EXHIBIT 99.1

Home BancShares, Inc. Announces Record Net Income for 2006

CONWAY, Ark., Jan. 18, 2007 (PRIME NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced record net income for the year ended December 31, 2006 of $15.9 million, a 39.1% increase over net income of $11.4 million for 2005. Diluted earnings per share for 2006 were $1.00, compared to $0.82 for 2005, an increase of 22.0%. "2006 was a milestone year for our Company with the successful launch of our initial public offering and record net income for the year," said John W. Allison, Chairman and Chief Executive Officer.

Net income for the fourth quarter of 2006 was $4.5 million, a 26.0% increase over net income of $3.6 million for same period last year. Diluted earnings per share were $0.26 for the fourth quarter of 2006 compared to $0.25 for the fourth quarter of 2005, an increase of 4.0%. "With growth in diluted earnings per share on a quarterly basis, we are obviously pleased with the results for this quarter," said John W. Allison, Chairman and Chief Executive Officer. "Even though we experienced compression in our net interest margin, we were still able to achieve earnings improvements through development of our non-interest income."

Because of acquisitions as both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.28 and $0.27 for the fourth quarter of 2006 and 2005, respectively. Cash diluted earnings per share for 2006 were $1.07, compared to $0.89 for 2005, an increase of 20.2%.

Operating Highlights

Net interest income for the fourth quarter of 2006 increased 9.7% to $16.2 million compared to $14.8 million for the fourth quarter of 2005. Net interest margin, on a fully taxable equivalent basis, was 3.42% in the quarter just ended compared to 3.48% in the fourth quarter of 2005, a decrease of six basis points. The Company's fourth quarter 2006 net interest margin of 3.42% reflected a decrease of 15 basis points from the third quarter's 3.57%. Competitive pressures and a slightly inverted yield curve have put pressure on the Company's net interest margin.

Net interest income for the year ended December 31, 2006 increased 27.0% to $62.8 million compared with $49.5 million for the year ended December 31, 2005. The Company's net interest margin, on a fully taxable equivalent basis, for 2006 was 3.51%, an increase of 14 basis points from 3.37% in 2005.

Non-interest income for the fourth quarter of 2006 was $5.4 million compared with $4.0 million for the fourth quarter of 2005, a 34.5% increase. Non-interest income for the year ended December 31, 2006 was $19.1 million compared to $15.7 million for the year ended December 31, 2005, a 21.9% increase. The increase in non-interest income is the result of various items including organic growth, particularly from service charges on deposits; an increase in other service charges and fees related to our improved position to retain more of the interchange fees on our electronic banking transactions and benefits associated with our recent purchase of bank owned life insurance. The 2005 acquisitions also contributed to the increase in non-interest income for the year-end comparisons.

Non-interest expense for the fourth quarter of 2006 was $14.5 million compared with $12.7 million for the fourth quarter of 2005, an increase of 13.7%. Non-interest expense for 2006 was $56.5 million compared with $44.9 million for 2005, an increase of 25.7%. On a linked quarter basis, non-interest expense for the fourth quarter of 2006 resulted in a more modest increase of 6.7% on an annualized basis. These increases are the result of the continued expansion of the Company including the 2005 acquisitions for the year-end comparisons.

Financial Condition

Total loans were $1.42 billion at December 31, 2006 compared to $1.20 billion at December 31, 2005, an increase of 17.6%. Total deposits were $1.61 billion at December 31, 2006 compared to $1.43 billion at December 31, 2005, an increase of 12.6%. Total assets were $2.19 billion at December 31, 2006, a 14.6% increase from $1.91 billion at December 31, 2005.

Nonperforming loans as a percent of total loans improved to 0.32% as of December 31, 2006 when compared to 0.69% as of December 31, 2005. Nonperforming assets as a percent of total assets were 0.23% as of December 31, 2006 compared to 0.47% as of December 31, 2005.

The Company's allowance for loan losses was $26.1 million at December 31, 2006, or 1.84% of total loans, compared to $24.2 million, or 2.01% of total loans, at December 31, 2005. As of December 31, 2006, the Company's allowance for loan losses equaled 574% of its total nonperforming loans compared to 292% as of December 31, 2005.

Stockholders' equity was $231.4 million at December 31, 2006 compared to $165.9 million at December 31, 2005, an increase of 39.5%. Book value per common share was $13.45 at December 31, 2006 compared to book value per common share with preferred converted to common of $11.63 at December 31, 2005, an 15.6% increase. The increases in stockholders' equity and book value per share were primarily the result of the proceeds from the Company's initial public offering, which was completed during 2006, and retained earnings during the prior twelve months.

Branch Expansion

During 2006, the Company opened six de novo branch locations including Arkansas's only mobile branch. These branch locations are located in the Arkansas communities of Searcy and Beebe plus Port Charlotte, Marco Island and Punta Gorda, Florida. Presently, the Company has two pending Florida de novo branch locations in Key West and Key Largo scheduled to open in 2007. Currently the Company has plans for two additional de novo branch locations in Searcy, Arkansas and one in Saline County, Arkansas.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CST (2:00 EST) on Thursday, January 18, 2007. Interested parties can listen to this call by calling 1-877-407-0778 (United States and Canada only) and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-660-6853, Account Number: 286, Conference ID: 225544, which will be available until January 25, 2007 at 11:59 p.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form S-1, as amended, filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a financial holding company, headquartered in Conway, Arkansas, with five wholly owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves Stone County in north central Arkansas, and a fifth serves the Florida Keys and southwestern Florida.

                         Home BancShares, Inc.
               Consolidated End of Period Balance Sheets
                              (Unaudited)

                                  Dec. 31,     Sep. 30,     Jun. 30,
  (In thousands)                    2006         2006         2006
 ----------------                ----------   ----------   ----------
        ASSETS
        ------
 Cash and due from banks         $   53,004   $   45,216   $   50,516
 Interest-bearing deposits with
  other banks                         6,696          831        1,406
                                 ----------   ----------   ----------
    Cash and cash equivalents        59,700       46,047       51,922
 Federal funds sold                   9,003       31,081       11,102
 Investment securities -
  available for sale                531,891      509,203      515,063
 Loans receivable                 1,416,295    1,387,279    1,328,351
 Allowance for loan losses          (26,111)     (25,952)     (25,245)
                                 ----------   ----------   ----------
    Loans receivable, net         1,390,184    1,361,327    1,303,106
 Bank premises and equipment, net    57,339       54,407       52,556
 Foreclosed assets held for sale        435          732          611
 Cash value of life insurance        42,149        7,008        6,954
 Investments in unconsolidated
  affiliates                         12,449       12,609       12,634
 Accrued interest receivable         13,736       13,894       12,587
 Deferred tax asset, net              8,361        9,043       11,903
 Goodwill                            37,527       37,527       37,527
 Core deposit and other
  intangibles                         9,458        9,897       10,336
 Other assets                        18,416       20,723       17,186
                                 ----------   ----------   ----------
    Total assets                 $2,190,648   $2,113,498   $2,043,487
                                 ==========   ==========   ==========

       LIABILITIES AND
    STOCKHOLDERS' EQUITY
    --------------------
 Liabilities
  Deposits:
   Demand and non-interest-
    bearing                      $  258,673   $  262,013   $  230,818
   Savings and interest-bearing
    transaction accounts            538,894      489,412      531,319
   Time deposits                    809,627      806,108      757,070
                                 ----------   ----------   ----------
    Total deposits                1,607,194    1,557,533    1,519,207
 Federal funds purchased             25,270           --       10,005
 Securities sold under
  agreements to repurchase          118,825      116,339      121,826
 FHLB and other borrowed funds      151,768      157,117      126,319
 Accrued interest payable and
  other liabilities                  11,509       12,233       11,069
 Subordinated debentures             44,663       44,686       44,708
                                 ----------   ----------   ----------
    Total liabilities             1,959,229    1,887,908    1,833,134
                                 ----------   ----------   ----------

 Stockholders' equity
 Preferred stock A                       --           --           21
 Preferred stock B                       --           --            2
 Common stock                           172          172          146
 Capital surplus                    194,595      194,406      187,847
 Retained earnings                   41,544       37,496       33,687
 Accumulated other
  comprehensive loss                 (4,892)      (6,484)     (11,350)
 Treasury stock                          --           --           --
                                 ----------   ----------   ----------
    Total stockholders' equity      231,419      225,590      210,353
                                 ----------   ----------   ----------
    Total liabilities and
     stockholders' equity        $2,190,648   $2,113,498   $2,043,487
                                 ==========   ==========   ==========

                                              Mar. 31,      Dec. 31,
                                                2006          2005
                                            -----------    -----------
            ASSETS
            ------
 Cash and due from banks                    $    42,700    $    39,248
 Interest-bearing deposits with other banks       5,323          5,431
                                            -----------    -----------
  Cash and cash equivalents                      48,023         44,679
 Federal funds sold                              19,558          7,055
 Investment securities - available for sale     525,257        530,302
 Loans receivable                             1,246,146      1,204,589
 Allowance for loan losses                      (24,435)       (24,175)
                                            -----------    -----------
  Loans receivable, net                       1,221,711      1,180,414
 Bank premises and equipment, net                52,376         51,762
 Foreclosed assets held for sale                    663            758
 Cash value of life insurance                     6,900          6,850
 Investments in unconsolidated affiliates        12,689          9,813
 Accrued interest receivable                     11,540         11,158
 Deferred tax asset, net                          9,433          8,821
 Goodwill                                        37,527         37,527
 Core deposit and other intangibles              10,775         11,200
 Other assets                                    14,458         11,152
                                            -----------    -----------
   Total assets                             $ 1,970,910    $ 1,911,491
                                            ===========    ===========

     LIABILITIES AND
   STOCKHOLDERS' EQUITY
   --------------------
 Liabilities
  Deposits:
   Demand and non-interest-bearing          $   225,340    $   209,974
   Savings and interest-bearing
    transaction accounts                        538,860        512,184
   Time deposits                                743,243        704,950
                                            -----------    -----------
    Total deposits                            1,507,443      1,427,108
 Federal funds purchased                             --         44,495
 Securities sold under agreements
  to repurchase                                  98,545        103,718
 FHLB and other borrowed funds                  139,305        117,054
 Accrued interest payable and
  other liabilities                              11,846          8,504
 Subordinated debentures                         44,731         44,755
                                            -----------    -----------
    Total liabilities                         1,801,870      1,745,634
                                            -----------    -----------

 Stockholders' equity
 Preferred stock A                                   21             21
 Preferred stock B                                    2              2
 Common stock                                       121            121
 Capital surplus                                146,638        146,285
 Retained earnings                               30,449         27,331
 Accumulated other comprehensive loss            (8,191)        (7,903)
 Treasury stock                                      --             --
                                            -----------    -----------
    Total stockholders' equity                  169,040        165,857
                                            -----------    -----------
    Total liabilities and
     stockholders' equity                   $ 1,970,910    $ 1,911,491
                                            ===========    ===========

                        Home BancShares, Inc.
                  Consolidated Statements of Income
                             (Unaudited)

                                        Quarter Ended
                       -----------------------------------------------
                       Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,
  (In thousands)        2006      2006      2006      2006      2005
 -------------------   -------   -------   -------   -------   -------
 Interest income
  Loans                $27,559   $26,748   $24,003   $21,842   $20,882
  Investment securities
   Taxable               4,705     4,738     4,711     4,725     4,612
   Tax-exempt              938       883       965       967     1,011
  Deposits - other
   banks                    36        38        24        41        43
  Federal funds sold       447        51       183       159       120
                       -------   -------   -------   -------   -------
 Total interest income  33,685    32,458    29,886    27,734    26,668
                       -------   -------   -------   -------   -------
 Interest expense
  Interest on deposits  13,530    12,010    11,144     9,529     8,871
  Federal funds
   purchased                53       178       154       304        69
  FHLB and other
   borrowed funds        1,840     1,825     1,486     1,476     1,358
  Securities sold under
   agreements to
   repurchase            1,298     1,258       994       870       930
  Subordinated
   debentures              746       751       745       749       652
                       -------   -------   -------   -------   -------
 Total interest
  expense               17,467    16,022    14,523    12,928    11,880
                       -------   -------   -------   -------   -------

 Net interest income    16,218    16,436    15,363    14,806    14,788
  Provision for
   loan losses             584       649       590       484       979
                       -------   -------   -------   -------   -------
 Net interest income
  after provision for
  loan losses           15,634    15,787    14,773    14,322    13,809
                       -------   -------   -------   -------   -------
 Non-interest income
  Service charges on
   deposit accounts      2,778     2,354     2,263     2,052     2,318
  Other service charges
   and fees                906       541       584       611       544
  Trust fees               184       166       169       152       110
  Data processing fees     176       215       215       193       205
  Mortgage banking income  451       435       439       411       441
  Insurance commissions    140       153       205       284       143
  Income from title
   services                205       233       282       237       218
  Increase in cash
   value of life
   insurance               143        55        55        51        64
  Dividends from FHLB,
   FRB & bankers' bank     219       180       154       106        90
  Equity in (loss)
   income of uncon-
   solidated affiliate    (166)      (65)      (32)     (116)     (136)
  Gain on sale of
   equity investment        --        --        --        --        --
  Gain on sale of
   SBA loans                38        --        --        34        --
  Gain on sale of
   premises and
   equipment                 6       129        26         2        --
  Gain (loss) on sale
   of securities, net       --        --         1        --        --
  Other income             349       302       238       384        39
                       -------   -------   -------   -------   -------
 Total non-interest
  income                 5,429     4,698     4,599     4,401     4,036
                       -------   -------   -------   -------   -------
 Non-interest expense
  Salaries and employee
   benefits              7,190     7,376     7,399     7,348     6,328
  Occupancy and
   equipment             2,361     2,223     2,123     2,005     2,095
  Data processing
   expense                 618       651       670       567       569
  Other operating
   expenses              4,310     3,987     3,951     3,699     3,747
                       -------   -------   -------   -------   -------
 Total non-interest
  expense               14,479    14,237    14,143    13,619    12,739
                       -------   -------   -------   -------   -------
 Income before taxes     6,584     6,248     5,229     5,104     5,106
  Income tax expense     2,106     1,960     1,593     1,588     1,551
                       -------   -------   -------   -------   -------
 Net income            $ 4,478   $ 4,288   $ 3,636   $ 3,516   $ 3,555
                       =======   =======   =======   =======   =======

                                                   Year Ended
                                             ----------------------
                                              Dec. 31,    Dec. 31,
 (In thousands)                                 2006        2005
 ----------------                            ---------    ---------
 Interest income
  Loans                                      $ 100,152    $  65,244
  Investment securities
   Taxable                                      18,879       17,103
   Tax-exempt                                    3,753        2,726
  Deposits - other banks                           139          101
  Federal funds sold                               840          284
                                             ---------    ---------
 Total interest income                         123,763       85,458
                                             ---------    ---------
 Interest expense
  Interest on deposits                          46,213       26,883
  Federal funds purchased                          689          399
  FHLB and other borrowed funds                  6,627        4,046
  Securities sold under
   agreements to repurchase                      4,420        2,657
  Subordinated debentures                        2,991        2,017
                                             ---------    ---------
 Total interest expense                         60,940       36,002
                                             ---------    ---------

 Net interest income                            62,823       49,456
  Provision for loan losses                      2,307        3,827
                                             ---------    ---------
 Net interest income after
  provision for loan losses                     60,516       45,629
                                             ---------    ---------
 Non-interest income
  Service charges on deposit accounts            9,447        8,319
  Other service charges and fees                 2,642        2,099
  Trust fees                                       671          458
  Data processing fees                             799          668
  Mortgage banking income                        1,736        1,651
  Insurance commissions                            782          674
  Income from title services                       957          823
  Increase in cash value of life insurance         304          256
  Dividends from FHLB, FRB & bankers' bank         659          315
  Equity in (loss) income of
   unconsolidated affiliate                       (379)        (592)
  Gain on sale of equity investment                 --          465
  Gain on sale of SBA loans                         72          529
  Gain on sale of premises and equipment           163          324
  Gain (loss) on sale of securities, net             1         (539)
  Other income                                   1,273          237
                                             ---------    ---------
 Total non-interest income                      19,127       15,687
                                             ---------    ---------
 Non-interest expense
  Salaries and employee benefits                29,313       23,901
  Occupancy and equipment                        8,712        6,869
  Data processing expense                        2,506        1,991
  Other operating expenses                      15,947       12,174
                                             ---------    ---------
 Total non-interest expense                     56,478       44,935
                                             ---------    ---------
 Income before taxes                            23,165       16,381
    Income tax expense                           7,247        4,935
                                             ---------    ---------
 Net income                                  $  15,918    $  11,446
                                             =========    =========

                        Home BancShares, Inc.
                    Selected Financial Information
                             (Unaudited)

                                        Quarter Ended
 (Dollars and shares   -----------------------------------------------
  in thousands, except  Dec. 31, Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,
  per share data)        2006      2006      2006      2006      2005
 --------------------- -------   -------   -------   -------   -------
     PER SHARE DATA
     --------------
 Diluted earnings
  per share            $  0.26   $  0.25   $  0.25   $  0.24   $  0.25
 Diluted cash earnings
  per share               0.28      0.26      0.27      0.26      0.27
 Basic earnings
  per share               0.25      0.26      0.28      0.28      0.28
 Dividends per share
  - common               0.025     0.025     0.020     0.020     0.020
 Book value per
  common share           13.45     13.12     12.49     11.68     11.45
 Book value per common
  share with preferred
  converted to common    13.45     13.12     12.52     11.83     11.63
 Tangible book value
  per common share       10.72     10.36      9.23      7.70      7.43
 Tangible book value
  per common share with
  preferred converted
  to common              10.72     10.36      9.67      8.45      8.21

   STOCK INFORMATION
   -----------------
 Average common shares
  outstanding           17,202    16,361    12,224    12,123    12,098
 Average diluted
  shares outstanding    17,438    17,291    14,530    14,392    14,330
 End of period common
  shares outstanding    17,206    17,196    14,647    12,129    12,114
 End of period common
  shares outstanding
  with preferred
  converted to common   17,206    17,196    16,807    14,289    14,260
 Dividends paid on
  preferred stock           --        49       155       155       153

 ANNUALIZED PERFORMANCE
        RATIOS
 ----------------------
 Return on average
  assets                  0.83%     0.83%     0.73%     0.74%     0.74%
 Cash return on
  average assets          0.90%     0.90%     0.81%     0.81%     0.82%
 Return on average
  equity                  7.82%     7.81%     8.56%     8.51%     8.53%
 Cash return on average
  tangible equity        10.46%    10.61%    12.80%    12.86%    13.14%
 Efficiency ratio        63.10%    63.72%    66.74%    66.68%    63.46%
 Net interest margin
  - FTE                   3.42%     3.57%     3.52%     3.53%     3.48%
 Fully taxable
  equivalent adjustment    553       521       572       583       559

   RECONCILIATION OF
    CASH EARNINGS
   -----------------
 GAAP net income         4,478     4,288     3,636     3,516     3,555
 Intangible amortization
  after-tax                267       267       267       258       276
                       -------   -------   -------   -------   -------
 Cash earnings           4,745     4,555     3,903     3,774     3,831
                       =======   =======   =======   =======   =======
 GAAP diluted earnings
  per share               0.26      0.25      0.25      0.24      0.25
 Intangible amortization
  after-tax               0.02      0.01      0.02      0.02      0.02
                       -------   -------   -------   -------   -------
 Diluted cash earnings
  per share               0.28      0.26      0.27      0.26      0.27
                       =======   =======   =======   =======   =======
  OTHER OPERATING
      EXPENSES
  ---------------
 Advertising           $   645   $   568   $   612   $   558   $   582
 Amortization of
  intangibles              439       439       439       425       438
 Electronic banking
  expense                  359       152       160       118       114
 Directors' fees           165       203       202       204       182
 Due from bank service
  charges                   86        91        84        70        70
 FDIC and state
  assessment               133       142       127       125       146
 Insurance                 289       285       233       223       132
 Legal and accounting      278       191       274       282       177
 Other professional
  fees                     284       204       149       134       230
 Operating supplies        256       202       253       229       243
 Postage                   163       171       166       163       173
 Telephone                 220       251       284       220       216
 Other expense             993     1,088       968       948     1,044
                       -------   -------   -------   -------   -------
  Total other operating
   expenses            $ 4,310   $ 3,987   $ 3,951   $ 3,699   $ 3,747
                       =======   =======   =======   =======   =======

                                                   Year Ended
 (Dollars and shares in                         --------------------
  thousands, except per                         Dec. 31,     Dec. 31,
  share data)                                    2006          2005
 ----------------------                         -------      -------
         PER SHARE DATA
         --------------
 Diluted earnings per share                     $  1.00      $  0.82
 Diluted cash earnings per share                   1.07         0.89
 Basic earnings per share                          1.07         0.92
 Dividends per share - common                     0.090        0.070
 Book value per common share                      13.45        11.45
 Book value per common share with
  preferred converted to common                   13.45        11.63
 Tangible book value per common share             10.72         7.43
 Tangible book value per common share with
  preferred converted to common                   10.72         8.21

       STOCK INFORMATION
       -----------------
 Average common shares outstanding               14,497       11,862
 Average diluted shares outstanding              15,923       13,889
 End of period common shares outstanding         17,206       12,114
 End of period common shares outstanding with
  preferred converted to common                  17,206       14,260
 Dividends paid on preferred stock                  359          574

   ANNUALIZED PERFORMANCE RATIOS
   -----------------------------
 Return on average assets                          0.78%        0.69%
 Cash return on average assets                     0.86%        0.76%
 Return on average equity                          8.12%        7.27%
 Cash return on average tangible equity           11.46%       10.16%
 Efficiency ratio                                 64.99%       64.94%
 Net interest margin - FTE                         3.51%        3.37%
 Fully taxable equivalent adjustment              2,229        1,790

   RECONCILIATION OF CASH EARNINGS
   -------------------------------
 GAAP net income                                 15,918       11,446
 Intangible amortization after-tax                1,059          891
                                                -------      -------
 Cash earnings                                   16,977       12,337
                                                =======      =======
 GAAP diluted earnings per share                   1.00         0.82
 Intangible amortization after-tax                 0.07         0.07
                                                -------      -------
 Diluted cash earnings per share                   1.07         0.89
                                                =======      =======

     OTHER OPERATING EXPENSES
     ------------------------
 Advertising                                    $ 2,383      $ 2,067
 Amortization of intangibles                      1,742        1,466
 Electronic banking expense                         789          427
 Directors' fees                                    774          505
 Due from bank service charges                      331          284
 FDIC and state assessment                          527          503
 Insurance                                        1,030          504
 Legal and accounting                             1,025          941
 Other professional fees                            771          534
 Operating supplies                                 940          745
 Postage                                            663          580
 Telephone                                          975          669
 Other expense                                    3,997        2,949
                                                -------      -------
    Total other operating expenses              $15,947      $12,174
                                                =======      =======

                         Home BancShares, Inc.
                    Selected Financial Information
                              (Unaudited)

                                Dec. 31,      Sep. 30,       Jun. 30,
 (Dollars in thousands)           2006          2006           2006
 ----------------------        ----------    ----------     ----------
        LOAN BALANCES
        -------------
 Real estate
  Commercial real estate loans
   Non-farm/non-residential    $  465,306    $  454,227     $  424,645
   Construction/land development  393,410       394,036        379,820
   Agricultural                    11,659        11,598         12,805
  Residential real estate loans
   Residential 1-4 family         229,588       228,347        226,129
   Multifamily residential         37,440        34,527         35,017
                               ----------    ----------     ----------
 Total real estate              1,137,403     1,122,735      1,078,416
 Consumer                          45,056        43,716         41,920
 Commercial and industrial        206,559       181,673        173,715
 Agricultural                      13,520        26,439         22,665
 Other                             13,757        12,716         11,635
                               ----------    ----------     ----------
  Total loans receivable before
   allowance for loan losses    1,416,295     1,387,279      1,328,351
 Allowance for loan losses         26,111        25,952         25,245
                               ----------    ----------     ----------
 Total loans receivable, net   $1,390,184    $1,361,327     $1,303,106
                               ==========    ==========     ==========

 Loans to deposits                  88.12%        89.07%         87.44%

    ALLOWANCE FOR LOAN LOSSES
    -------------------------
 Balance, beginning of period  $   25,952    $   25,245     $   24,435
 Loans charged off                    529           210            289
 Recoveries of loans previously
  charged off                         104           268            509
                               ----------    ----------     ----------
    Net (recoveries) loans
     charged off                      425           (58)          (220)
 Allowance for loan losses of
  acquired institutions                --            --             --
 Provision for loan losses            584           649            590
                               ----------    ----------     ----------
 Balance, end of period        $   26,111    $   25,952     $   25,245
                               ==========    ==========     ==========
 Net (recoveries) charge-offs
  to average loans                   0.12%        -0.02%         -0.07%
 Allowance for loan losses to
  total loans                        1.84%         1.87%          1.90%

     NON-PERFORMING ASSETS
     ---------------------
 Non-performing loans
  Non-accrual loans            $    3,905    $    5,347     $    6,697
  Loans past due 90 days
   or more                            641           879          1,208
                               ----------    ----------     ----------
   Total non-performing loans       4,546         6,226          7,905
                               ----------    ----------     ----------
 Other non-performing assets
  Foreclosed assets held
   for sale                           435           732            611
  Other non-performing assets          13            15             --
                               ----------    ----------     ----------
   Total other non-performing
    assets                            448           747            611
                               ----------    ----------     ----------
   Total non-performing assets $    4,994    $    6,973     $    8,516
                               ==========    ==========     ==========
 Allowance for loan losses to
  non-performing loans             574.37%       416.83%        319.35%
 Non-performing loans to
  total loans                        0.32%         0.45%          0.60%
 Non-performing assets to
  total assets                       0.23%         0.33%          0.42%

                                               Mar. 31,      Dec. 31,
                                                 2006          2005
                                              ----------    ----------
      LOAN BALANCES
      -------------
 Real estate
  Commercial real estate loans
   Non-farm/non-residential                   $  422,618    $  411,839
   Construction/land development                 331,532       291,515
   Agricultural                                   13,197        13,112
  Residential real estate loans
   Residential 1-4 family                        220,273       221,831
   Multifamily residential                        36,425        34,939
                                              ----------    ----------
 Total real estate                             1,024,045       973,236
 Consumer                                         39,599        39,447
 Commercial and industrial                       166,025       175,396
 Agricultural                                      8,287         8,466
 Other                                             8,190         8,044
                                              ----------    ----------
  Total loans receivable before
   allowance for loan losses                   1,246,146     1,204,589
 Allowance for loan losses                        24,435        24,175
                                              ----------    ----------
 Total loans receivable, net                  $1,221,711    $1,180,414
                                              ==========    ==========

 Loans to deposits                                 82.67%        84.41%

    ALLOWANCE FOR LOAN LOSSES
    -------------------------
 Balance, beginning of period                 $   24,175    $   23,252
 Loans charged off                                   486           504
 Recoveries of loans previously charged off          262           448
                                              ----------    ----------
    Net (recoveries) loans charged off               224            56
 Allowance for loan losses of acquired
  institutions                                        --            --
 Provision for loan losses                           484           979
                                              ----------    ----------
 Balance, end of period                       $   24,435    $   24,175
                                              ==========    ==========
 Net (recoveries) charge-offs to
  average loans                                     0.07%         0.02%
 Allowance for loan losses to total loans           1.96%         2.01%

      NON-PERFORMING ASSETS
      ---------------------
 Non-performing loans
  Non-accrual loans                           $    7,824    $    7,864
  Loans past due 90 days or more                     411           426
                                              ----------    ----------
   Total non-performing loans                      8,235         8,290
                                              ----------    ----------
 Other non-performing assets
  Foreclosed assets held for sale                    663           758
  Other non-performing assets                          4            11
                                              ----------    ----------
   Total other non-performing assets                 667           769
                                              ----------    ----------
   Total non-performing assets                $    8,902    $    9,059
                                              ==========    ==========
 Allowance for loan losses to
  non-performing loans                            296.72%       291.62%
 Non-performing loans to total loans                0.66%         0.69%
 Non-performing assets to total assets              0.45%         0.47%

                         Home BancShares Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                              Three Months Ended
                                      -------------------------------
                                              December 31, 2006
                                      -------------------------------
                                        Average     Income/     Yield/
 (Dollars in thousands)                 Balance     Expense      Rate
 ---------------------                ----------    -------     ------
              ASSETS
              ------
Earning assets
 Interest-bearing balances due
  from banks                          $    3,004    $    36      4.75%
 Federal funds sold                       34,080        447      5.20%
 Investment securities - taxable         431,131      4,705      4.33%
 Investment securities -
  non-taxable - FTE                       88,391      1,447      6.49%
 Loans receivable - FTE                1,388,843     27,603      7.89%
                                      ----------    -------
  Total interest-earning assets        1,945,449     34,238      6.98%
                                                    -------
 Non-earning assets                      187,114
                                      ----------
  Total assets                        $2,132,563
                                      ==========
           LIABILITIES AND
        SHAREHOLDERS' EQUITY
        --------------------
 Liabilities
  Interest-bearing liabilities
   Interest-bearing transaction and
    savings deposits                  $  505,730    $ 3,857      3.03%
   Time deposits                         809,312      9,673      4.74%
                                      ----------    -------
    Total interest-bearing deposits    1,315,042     13,530      4.08%
   Federal funds purchased                 3,980         53      5.28%
   Securities sold under agreement
    to repurchase                        123,023      1,298      4.19%
   FHLB and other borrowed funds         150,247      1,840      4.86%
   Subordinated debentures                44,676        746      6.62%
                                      ----------    -------
    Total interest-bearing
     liabilities                       1,636,968     17,467      4.23%
                                                    -------
  Non-interest bearing liabilities
   Non-interest-bearing deposits         254,650
   Other liabilities                      13,708
                                      ----------
    Total liabilities                  1,905,326
 Shareholders' equity                    227,237
                                      ----------
   Total liabilities and
    shareholders' equity              $2,132,563
                                      ==========
 Net interest spread                                             2.75%
 Net interest income and margin - FTE               $16,771      3.42%
                                                    =======

                                              Three Months Ended
                                      -------------------------------
                                             September 30, 2006
                                      -------------------------------
                                        Average     Income/     Yield/
 (Dollars in thousands)                 Balance     Expense      Rate
 ---------------------                ----------    -------     ------
              ASSETS
              ------
 Earning assets
  Interest-bearing balances due
   from banks                         $    2,927    $    38      5.15%
  Federal funds sold                       3,887         51      5.21%
  Investment securities - taxable        418,753      4,738      4.49%
  Investment securities -
   non-taxable - FTE                      91,931      1,361      5.87%
  Loans receivable - FTE               1,364,587     26,791      7.79%
                                      ----------    -------
   Total interest-earning assets       1,882,085     32,979      6.95%
                                                    -------
 Non-earning assets                      177,846
                                      ----------
       Total assets                   $2,059,931
                                      ==========

      LIABILITIES AND
   SHAREHOLDERS' EQUITY
   --------------------
 Liabilities
  Interest-bearing liabilities
   Interest-bearing transaction and
    savings deposits                  $  473,482    $ 3,358      2.81%
   Time deposits                         769,271      8,652      4.46%
                                      ----------    -------
    Total interest-bearing deposits    1,242,753     12,010      3.83%
  Federal funds purchased                 13,232        178      5.34%
  Securities sold under agreement
   to repurchase                         118,796      1,258      4.20%
  FHLB and other borrowed funds          153,921      1,825      4.70%
  Subordinated debentures                 44,699        751      6.67%
                                      ----------    -------
    Total interest-bearing
     liabilities                       1,573,401     16,022      4.04%
                                                    -------
  Non-interest bearing liabilities
   Non-interest-bearing deposits         256,407
   Other liabilities                      12,179
                                      ----------
     Total liabilities                 1,841,987
 Shareholders' equity                    217,944
                                      ----------
   Total liabilities and
    shareholders' equity              $2,059,931
                                      ==========
 Net interest spread                                             2.91%
 Net interest income and margin - FTE               $16,957      3.57%
                                                    =======

                         Home BancShares Inc.
                   Consolidated Net Interest Margin
                              (Unaudited)

                                                 Years Ended
                                      -------------------------------
                                              December 31, 2006
                                      -------------------------------
                                        Average     Income/     Yield/
 (Dollars in thousands)                 Balance     Expense      Rate
 ---------------------                ----------    -------     ------
              ASSETS
              ------
 Earning assets
  Interest-bearing balances due
   from banks                         $    2,939    $   139      4.73%
  Federal funds sold                      16,870        840      4.98%
  Investment securities - taxable        427,696     18,879      4.41%
  Investment securities -
   non-taxable - FTE                      91,232      5,814      6.37%
  Loans receivable - FTE               1,314,611    100,320      7.63%
                                      ----------    -------
   Total interest-earning assets       1,853,348    125,992      6.80%
                                                    -------
  Non-earning assets                     177,170
                                      ----------
   Total assets                       $2,030,518
                                      ==========

        LIABILITIES AND
     SHAREHOLDERS' EQUITY
     --------------------
 Liabilities
  Interest-bearing liabilities
   Interest-bearing transaction and
    savings deposits                  $  492,758    $13,179      2.67%
   Time deposits                         763,291     33,034      4.33%
                                      ----------    -------
    Total interest-bearing deposits    1,256,049     46,213      3.68%
  Federal funds purchased                 13,889        689      4.96%
  Securities sold under agreement
   to repurchase                         111,635      4,420      3.96%
  FHLB and other borrowed funds          144,074      6,627      4.60%
  Subordinated debentures                 44,710      2,991      6.69%
                                      ----------    -------
    Total interest-bearing
     liabilities                       1,570,357     60,940      3.88%
                                                    -------
  Non-interest bearing liabilities
   Non-interest-bearing deposits         252,536
   Other liabilities                      11,611
                                      ----------
    Total liabilities                  1,834,504
 Shareholders' equity                    196,014
                                      ----------
   Total liabilities and
    shareholders' equity              $2,030,518
                                      ==========
 Net interest spread                                             2.92%
 Net interest income and margin - FTE               $65,052      3.51%
                                                    =======

                                                 Years Ended
                                      -------------------------------
                                              December 31, 2005
                                      -------------------------------
                                        Average     Income/     Yield/
 (Dollars in thousands)                 Balance     Expense      Rate
 ---------------------                ----------    -------     ------
              ASSETS
              ------
 Earning assets
  Interest-bearing balances due
   from banks                         $    3,159    $   101      3.20%
  Federal funds sold                       8,048        284      3.53%
  Investment securities - taxable        442,168     17,103      3.87%
  Investment securities -
   non-taxable - FTE                      66,960      4,301      6.42%
  Loans receivable - FTE               1,000,906     65,459      6.54%
                                      ----------    -------
   Total interest-earning assets       1,521,241     87,248      5.74%
                                                    -------
  Non-earning assets                     137,601
                                      ----------
   Total assets                       $1,658,842
                                      ==========
         LIABILITIES AND
      SHAREHOLDERS' EQUITY
      --------------------
 Liabilities
  Interest-bearing liabilities
   Interest-bearing transaction and
    savings deposits                  $  447,433    $ 8,267      1.85%
   Time deposits                         624,692     18,616      2.98%
                                      ----------    -------
    Total interest-bearing deposits    1,072,125     26,883      2.51%
  Federal funds purchased                 13,996        399      2.85%
  Securities sold under agreement
   to repurchase                          85,876      2,657      3.09%
  FHLB and other borrowed funds          109,323      4,046      3.70%
  Subordinated debentures                 29,408      2,017      6.86%
                                      ----------    -------
   Total interest-bearing
    liabilities                        1,310,728     36,002      2.75%
                                                    -------
  Non-interest bearing liabilities
   Non-interest-bearing deposits         177,511
   Other liabilities                      13,125
                                      ----------
    Total liabilities                  1,501,364
 Shareholders' equity                    157,478
                                      ----------
   Total liabilities and
    shareholders' equity              $1,658,842
                                      ==========
 Net interest spread                                             2.99%
 Net interest income and margin
  - FTE                                             $51,246      3.37%
                                                    =======

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770